Exhibit 4.8
EXECUTION COPY

AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT
Dated as of February 14, 2011
among
DELTA AIR LINES, INC.,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Pass Through Trustee under each of the Pass Through Trust Agreements
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent
U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent
and
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

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Table of Contents

Schedule I	2001-1 Aircraft and Existing Financings, Unencumbered Aircraft and Funded Aircraft
Schedule II	Trust Supplements
Schedule III	Required Terms
Schedule IV	Indentures, Participation Agreements and Related Amendments with respect to Funded Aircraft

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement
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AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT
          This AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this “Note Purchase Agreement” or this “Amended and Restated Note Purchase Agreement”), dated as of February 14, 2011, is made by and among (i) DELTA AIR LINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the applicable Pass Through Trust Agreement (as defined below), the “Pass Through Trustee”) under each of two separate Pass Through Trust Agreements (as defined below), (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under each of the Escrow and Paying Agent Agreements (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under each of the Escrow and Paying Agent Agreements.
W I T N E S S E T H:
          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;
          WHEREAS, the parties hereto (other than the Class B Pass Through Trustee and the Escrow Agent and the Paying Agent under the Class B Escrow and Paying Agent Agreement) entered into that certain Note Purchase Agreement, dated as of November 22, 2010 (the “Original Note Purchase Agreement”);
          WHEREAS, the Company owns the ten aircraft described in Part One of Schedule I hereto (each, a “2001-1 Aircraft”, and collectively, the “2001-1 Aircraft”), which 2001-1 Aircraft are subject to the certain financing described under the heading “Existing Financing” in Part One of Schedule I hereto (such financing, the “2001-1 EETC Financing” or the “Existing Financing”);
          WHEREAS, the Company owns the six aircraft described in Part Two of Schedule I hereto (each, an “Unencumbered Aircraft”, and collectively, the “Unencumbered Aircraft”, and together with the 2001-1 Aircraft, each, a “Pre-Funded Aircraft”, and collectively, the “Pre-Funded Aircraft”);
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          WHEREAS, the Pre-Funded Aircraft have not yet been subjected to the financing contemplated by the Original Note Purchase Agreement;
          WHEREAS, the Company owns the twelve aircraft described in Part Three of Schedule I hereto, and such aircraft have been financed as contemplated by the Original Note Purchase Agreement in that, as further described in these recitals, the Class A Pass Through Trustee has purchased the Series A Equipment Notes issued by the Company with respect to each such aircraft (each such aircraft, a “Funded Aircraft” and, collectively, the “Funded Aircraft”, and, together with the Pre-Funded Aircraft, each, an “Aircraft” and collectively, the “Aircraft”);
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class A Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of the Original Note Purchase Agreement, one grantor trust (the “Class A Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Trust Supplement, as amended, supplemented or otherwise modified from time to time in accordance with their terms, the “Class A Pass Through Trust Agreement”) was created to facilitate certain of the transactions contemplated by the Original Note Purchase Agreement, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class A Certificates”) to provide financing, among other things, for the purchase by the Class A Pass Through Trust of the Series A Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;
          WHEREAS, the Company entered into the Underwriting Agreement, dated November 15, 2010 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class A Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc., acting as representatives of the Underwriters named in Schedule I thereto (the “Class A Underwriters”), whereby the Company caused the Class A Pass Through Trustee to issue and sell the Class A Certificates to the Class A Underwriters on the Class A Issuance Date;
          WHEREAS, concurrently with the execution and delivery of the Original Note Purchase Agreement, (i) the Escrow Agent and the Depositary entered into that certain Deposit Agreement (Class A), dated as of the Class A Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class A Deposit Agreement”) whereby the Escrow Agent agreed to direct the Class A Underwriters to make certain deposits referred to therein with respect to the Aircraft on the Class A Issuance Date (the “Class A Initial Deposits”) and to permit the Class A Pass Through Trustee to make additional deposits from time to time thereafter (the Class A Initial Deposits together with such additional deposits are collectively referred to as the “Class A Deposits”), and (ii) the Class A Underwriters, the Class A Pass Through Trustee, the Paying Agent and the Escrow Agent entered into that certain Escrow and Paying Agent Agreement
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(Class A), dated as of the Class A Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class A Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Class A Underwriters agreed to deliver an amount equal to the amount of the Class A Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Class A Initial Deposits, agreed to deliver escrow receipts to be affixed to each Class A Certificate;
          WHEREAS, subject to the terms and conditions of the Original Note Purchase Agreement, the Class A Pass Through Trustee and each of the Subordination Agent, U.S. Bank and the Company entered into the applicable Financing Agreements listed on Schedule IV with respect to each Funded Aircraft;
          WHEREAS, upon the financing of each Funded Aircraft, the Class A Pass Through Trustee funded its purchase of the Series A Equipment Notes in respect of each Funded Aircraft with the proceeds of a Class A Deposit withdrawn by the Escrow Agent under the Class A Deposit Agreement;
          WHEREAS, concurrently with the execution and delivery of the Original Note Purchase Agreement, (i) the Class A Liquidity Provider entered into the Class A Liquidity Facility, for the benefit of the holders of the Class A Certificates, with the Subordination Agent, as agent for the Class A Pass Through Trustee on behalf of the Class A Pass Through Trust and (ii) the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement (as in effect prior to the Class B Issuance Date);
          WHEREAS, the Original Note Purchase Agreement provided that the Company may in the future enter into a Trust Supplement with respect to the Class B Pass Through Trust further to facilitate certain of the transactions contemplated thereby, including, without limitation, the issuance of the Class B Certificates to provide financing for the purchase by the Class B Pass Through Trustee of the Series B Equipment Notes, if issued in respect of, and secured by a security interest in, the Aircraft;
          WHEREAS, the Company now desires to issue Series B Equipment Notes with respect to each of the Aircraft;
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class B Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of this Amended and Restated Note Purchase Agreement, one grantor trust (the “Class B Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Trust Supplement, as amended, supplemented or otherwise modified from time to time in accordance with their terms, the “Class B Pass Through Trust Agreement”) has been created to facilitate certain of the transactions contemplated by this Amended and Restated Note Purchase
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Agreement, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class B Certificates”) to provide financing, among other things, for the purchase by the Class B Pass Through Trust of the Series B Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;
          WHEREAS, the Company has entered into the Underwriting Agreement, dated February 7, 2011 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class B Underwriting Agreement” and, together with the Class A Underwriting Agreement, the “Underwriting Agreements”) with Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., acting as representatives of the Underwriters named in Schedule I thereto (the “Class B Underwriters” and, together with the Class A Underwriters, the “Underwriters”), which provides that the Company will cause the Class B Pass Through Trustee to issue and sell the Class B Certificates to the Class B Underwriters on the Class B Issuance Date;
          WHEREAS, concurrently with the execution and delivery of this Amended and Restated Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class B), dated as of the Class B Issuance Date, relating to the Class B Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class B Deposit Agreement” and, together with the Class A Deposit Agreement, the “Deposit Agreements”) whereby the Escrow Agent has agreed to direct the Class B Underwriters to make certain deposits referred to therein with respect to the Pre-Funded Aircraft on the Class B Issuance Date (the “Class B Initial Deposits” and, together with the Class A Initial Deposits, the “Initial Deposits”) and to permit the Class B Pass Through Trustee to make additional deposits from time to time thereafter (the Class B Initial Deposits together with such additional deposits are collectively referred to as the “Class B Deposits” and, together with the Class A Deposits, the “Deposits”), and (ii) the Class B Underwriters, the Class B Pass Through Trustee, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class B), dated as of the Class B Issuance Date, relating to the Class B Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class B Escrow and Paying Agent Agreement” and, together with the Class A Escrow and Paying Agent Agreement, the “Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Class B Underwriters have agreed to deliver an amount equal to the amount of the Class B Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Class B Initial Deposits, has agreed to deliver escrow receipts to be affixed to each Class B Certificate;
          WHEREAS, concurrently with the execution and delivery hereof, the Company, each Pass Through Trustee, the Subordination Agent, the Loan Trustee and U.S. Bank, in its individual capacity, have entered into the First Amendment to the Indenture and the First Amendment to the Participation Agreement listed on Schedule IV with respect to each of the Funded Aircraft listed on Part Three of Schedule I hereto, which provide for the Company to
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issue, and the Class B Pass Through Trustee to purchase, Series B Equipment Notes in respect of each of the Funded Aircraft on the Class B Issuance Date;
          WHEREAS, subject to the terms and conditions this Amended and Restated Note Purchase Agreement, each Pass Through Trustee and each of the Subordination Agent, U.S. Bank and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Pre-Funded Aircraft;
          WHEREAS, upon the financing of each Pre-Funded Aircraft, (i) the Class A Pass Through Trustee will fund its purchase of the Series A Equipment Notes in respect of such Pre-Funded Aircraft with the proceeds of the related Class A Deposit withdrawn by the Escrow Agent under the Class A Deposit Agreement and (ii) the Class B Pass Through Trustee will fund its purchase of the Series B Equipment Notes in respect of such Pre-Funded Aircraft with the proceeds of the related Class B Deposit withdrawn by the Escrow Agent under the Class B Deposit Agreement; and
          WHEREAS, concurrently with the execution and delivery of this Amended and Restated Note Purchase Agreement, (i) the Class B Liquidity Provider has entered into the Class B Liquidity Facility for the benefit of the holders of the Class B Certificates, with the Subordination Agent, as agent for the Class B Pass Through Trustee and (ii) the Company, the Liquidity Providers, the Pass Through Trustees and the Subordination Agent have entered into the Amendment No. 1 to the Intercreditor Agreement, dated as of the Class B Issuance Date (the “Intercreditor Agreement Amendment”).
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Financing of Aircraft.
          (a) Agreement to Finance.
          (i) The Company agrees to finance the 2001-1 Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date.
          (ii) The Company agrees to finance the Unencumbered Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by April 30, 2011.
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          (b) Funding Notice. In furtherance of the foregoing, and in respect of each Pre-Funded Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the seventh day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of each Deposit Agreement has been waived by the applicable Depositary pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Pre-Funded Aircraft (the “Funding Date”), which notice shall:
     (i) specify the Funding Date of such Pre-Funded Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);
     (ii) instruct each Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Pre-Funded Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;
     (iii) instruct each Pass Through Trustee to deliver to the applicable Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the applicable Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to such Pass Through Trustee in connection with the financing of such Pre-Funded Aircraft; and
     (iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each Pass Through Trustee, in connection with the financing of such Pre-Funded Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).
     (c) [Intentionally Omitted.]
     (d) Entering into Financing Agreements. Upon receipt of a Funding Notice with respect to a Pre-Funded Aircraft, each Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Pre-Funded Aircraft to be financed:
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     (i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note issued under such Indenture shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the applicable Pass Through Trustee of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;
     (ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to each Pass Through Trustee on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;
     (iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and
     (iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.
          Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the successive redemption of the Series B Equipment Notes and issuance of new Series B Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) of the Intercreditor Agreement, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Pre-Funded Aircraft, the Company shall cause U.S. Bank (or such other
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Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Pre-Funded Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Pre-Funded Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and each Pass Through Trustee under the applicable Participation Agreement.
     (e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Pre-Funded Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee.
     (f) Postponement of Delivery and Funding. If, on the Funding Date for any Pre-Funded Aircraft, the financing of such Pre-Funded Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Funding Date on which such Pre-Funded Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Pre-Funded Aircraft. Upon receipt of any such substitute Funding Notice, each Pass Through Trustee shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Pre-Funded Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.
     (g) [Intentionally Omitted.]
     (h) [Intentionally Omitted.]
     (i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Pre-Funded Aircraft.
     (j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes or Series B Equipment
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Notes in respect of the Pre-Funded Aircraft to the Class A Pass Through Trustee or the Class B Pass Through Trustee, respectively, in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the applicable Deposit Agreement.
     (k) Notice of Event of Loss.
     (i) In the case of any 2001-1 Aircraft, if, prior to the date on which such 2001-1 Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (x) if at the time of the occurrence of such event such 2001-1 Aircraft was subject to an Existing Financing, the security agreement to which such 2001-1 Aircraft was then subject in connection with such Existing Financing or (y) if at the time of the occurrence of such event such 2001-1 Aircraft was not subject to an Existing Financing, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such 2001-1 Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to each Pass Through Trustee and the Subordination Agent and instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the applicable Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the applicable Escrow and Paying Agent Agreement).
     (ii) In the case of any Unencumbered Aircraft, if, prior to the date on which such Unencumbered Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Unencumbered Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to each Pass Through Trustee and the Subordination Agent and instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the applicable Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the applicable Escrow and Paying Agent Agreement).
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          SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Pre-Funded Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:
     (a) no Triggering Event shall have occurred;
     (b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each Pass Through Trustee and each Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of the Class A Certificates, the holders of the Class B Certificates or any Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;
     (c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Pre-Funded Aircraft; and
     (d) with respect to each 2001-1 Aircraft, such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such 2001-1 Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements, and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien.
Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.
     SECTION 3. Representations and Warranties.
     (a) Representations and Warranties of the Company. The Company represents and warrants that:
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     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase
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Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
          (c) Representations and Warranties of Pass Through Trustee. Each Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the Class B Issuance Date.
          (d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;
     (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;
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     (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;
     (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;
     (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and
     (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.
Amended and Restated Note Purchase Agreement
2010-2B EETC

     (e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
          (f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly
Amended and Restated Note Purchase Agreement
2010-2B EETC

authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     SECTION 4. Covenants.
     (a) Covenants of the Company.
     (i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.
     (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.
     (iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.
Amended and Restated Note Purchase Agreement
2010-2B EETC

     (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.
     (v) Refinancing of Series B Equipment Notes. The Company shall not redeem any Series B Equipment Notes and issue new Series B Equipment Notes under any Indenture, unless new Series B Equipment Notes shall be issued under all (and not less than all) of the Indentures and the Company shall have obtained a Rating Agency Confirmation with respect to the Class A Certificates in connection with such redemption and issuance; and any such redemption and issuance shall be subject to the terms of Section 8.01(c) of the Intercreditor Agreement. If any new Series B Equipment Notes are to be so issued, the Class B Pass Through Trustee shall execute and deliver an instrument by which the Class B Pass Through Trustee becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such redemption of Series B Equipment Notes and issuance of any such new Series B Equipment Notes and the issuance of pass through certificates by any pass through trust that acquires any such new Series B Equipment Notes and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Series B Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the “Class B Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and the “Class B Liquidity Provider” and, if the Class B Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).
     (vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default”
Amended and Restated Note Purchase Agreement
2010-2B EETC

and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.
(b) Covenants by U.S. Bank.
     (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.
     (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (A) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (B) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.
     (c) [Intentionally Omitted].
     (d) Covenants by the Class B Pass Through Trustee. On or prior to the Class B Issuance Date, the Class B Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Class B Liquidity Provider, the Escrow Agent, the Paying Agent and the Depositary.
     SECTION 5. Depositary Downgrade and Replacement of Depositary.
     (a) Depositary Downgrade and Option to Replace. If (1) the Depositary’s Short-Term Rating issued by a Rating Agency is downgraded below P-1 by Moody’s or A-1+ by Standard & Poor’s, as applicable (each such minimum rating, a “Depositary Threshold Rating”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).
Amended and Restated Note Purchase Agreement
2010-2B EETC

     (b) [Intentionally Omitted.]
     (c) Terms and Preconditions for Replacement of Depositary.
     (i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.
     (ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.
     (iii) Replacement Deposit Agreements; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for each of the Class A Certificates and the Class B Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.
     (d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreements) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreements).
     (e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreements and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the
Amended and Restated Note Purchase Agreement
2010-2B EETC

     Replacement Depositary and the replacement of the Deposit Agreements with the Replacement Deposit Agreements.
     (f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreements, the Deposit Agreements with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreements, the Replacement Depositary shall be deemed to be the Depositary under the Deposit Agreements with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreements shall be deemed to be the Deposit Agreements hereunder and under the other Operative Agreements.
          SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.
          SECTION 7. [Intentionally Omitted.]
          SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.
          SECTION 9. Miscellaneous.
     (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall
Amended and Restated Note Purchase Agreement
2010-2B EETC

survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.
     (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.
     (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to the Depositary with respect to Section 5(c)(ii) hereof, such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.
     (d) Acknowledgment. Each of the parties hereto acknowledges and agrees that this Amended and Restated Note Purchase Agreement shall constitute the “Note Purchase Agreement” for all purposes of the Operative Agreements.
          SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION,
Amended and Restated Note Purchase Agreement
2010-2B EETC

VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.
[Signature Pages Follow.]
Amended and Restated Note Purchase Agreement
2010-2B EETC

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DELTA AIR LINES, INC.
By:	/s/ Paul A. Jacobson
	Name:	Paul A. Jacobson
	Title:	Senior Vice President and Treasurer

Address:	1030 Delta Boulevard
Atlanta, Georgia 30354
Ref.: Delta Air Lines 2010-2 EETC Attention: Treasurer Telephone: (404) 715-6583 Facsimile: (404) 773-7345
Signature Page
Amended and Restated Note Purchase Agreement
2010-2B EETC

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee
By:	/s/ John G. Correia
	Name:	John G. Correia
	Title:	Vice President

Address:	300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW Wilmington, Delaware 19801
Attention: Corporate Trust Services Ref.: Delta Air Lines 2010-2 EETC Telephone: (302) 576-3703 Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent
By:	/s/ John G. Correia
	Name:	John G. Correia
	Title:	Vice President

Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: Delta Air Lines 2010-2 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683
Signature Page
Amended and Restated Note Purchase Agreement
2010-2B EETC

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent
By:	/s/ John G. Correia
	Name:	John G. Correia
	Title:	Vice President

Address:	One Federal Street, 3rd Floor
Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: Delta Air Lines 2010-2 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent
By:	/s/ John G. Correia
	Name:	John G. Correia
	Title:	Vice President

Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED Boston, Massachusetts 02110
Attention: Corporate Trust Services Ref.: Delta Air Lines 2010-2 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683
Signature Page
Amended and Restated Note Purchase Agreement
2010-2B EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
2001-1 AIRCRAFT AND EXISTING FINANCINGS, UNENCUMBERED AIRCRAFT AND FUNDED AIRCRAFT
Part One — 2001-1 Aircraft and Existing Financings

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
1.	N3731T	Boeing	737-832 (BOEING 737-800)	30775	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC Financing
2.	N3732J	Boeing	737-832 (BOEING 737-800)	30380	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC Financing
3.	N3733Z	Boeing	737-832 (BOEING 737-800)	30539	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC Financing
4.	N3734B	Boeing	737-832 (BOEING 737-800)	30776	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC Financing
5.	N3735D	Boeing	737-832 (BOEING 737-800)	30381	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC Financing
6.	N3736C	Boeing	737-832 (BOEING 737-800)	30540	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC Financing
7.	N6716C	Boeing	757-232 (BOEING 757-200)	30838	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC Financing
8.	N1608	Boeing	767-332ER (BOEING 767-300)	30573	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC Financing
9.	N1609	Boeing	767-332ER (BOEING 767-300)	30574	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC Financing
10.	N1610D	Boeing	767-332ER (BOEING 767-300)	30594	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC Financing
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. I - 1

SCHEDULE I to
NOTE PURCHASE AGREEMENT
2001-1 AIRCRAFT AND EXISTING FINANCINGS, UNENCUMBERED AIRCRAFT AND FUNDED AIRCRAFT
Part Two — Unencumbered Aircraft

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)
1.	N544US	Boeing	757-251 (BOEING 757-200)	26491	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)
2.	N545US	Boeing	757-251 (BOEING 757-200)	26492	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)
3.	N546US	Boeing	757-251 (BOEING 757-200)	26493	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)
4.	N547US	Boeing	757-251 (BOEING 757-200)	26494	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)
5.	N548US	Boeing	757-251 (BOEING 757-200)	26495	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)
6.	N549US	Boeing	757-251 (BOEING 757-200)	26496	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. I - 2

SCHEDULE I to
NOTE PURCHASE AGREEMENT
2001-1 AIRCRAFT AND EXISTING FINANCINGS, UNENCUMBERED AIRCRAFT AND FUNDED AIRCRAFT
Part Three — Funded Aircraft

			Airframe Model
	U.S.		(including generic
	Registration	Airframe	manufacturer and	Airframe		Engine Model
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	(including generic manufacturer and model)
1.	N591NW	Boeing	757-351 (BOEING 757-300)	32991	Pratt & Whitney	PW2040 (PRATT & WHITNEY PW2040)
2.	N592NW	Boeing	757-351 (BOEING 757-300)	32992	Pratt & Whitney	PW2040 (PRATT & WHITNEY PW2040)
3.	N593NW	Boeing	757-351 (BOEING 757-300)	32993	Pratt & Whitney	PW2040 (PRATT & WHITNEY PW2040)
4.	N378NW	Airbus	A320-211 (AIRBUS A320)	2092	CFM International, Inc.	CFM56-5A1 (CFM CFM56-5A)
5.	N811NW	Airbus	A330-323 (AIRBUS A330)	0690	Pratt & Whitney	PW4168A (PRATT & WHITNEY PW4000 100)
6.	N917DN	McDonnell Douglas	MD-90-30 (McDONNELL DOUGLAS MD-90-30)	53552	International Aero Engines	V2528-D5 (INTERNATIONAL AERO ENGINES V2500-D5)
7.	N918DH	McDonnell Douglas	MD-90-30 (McDONNELL DOUGLAS MD-90-30)	53576	International Aero Engines	V2528-D5 (INTERNATIONAL AERO ENGINES V2500-D5)
8.	N919DN	McDonnell Douglas	MD-90-30 (McDONNELL DOUGLAS MD-90-30)	53553	International Aero Engines	V2528-D5 (INTERNATIONAL AERO ENGINES V2500-D5)
9.	N308DE	Boeing	737-732 (BOEING 737-700)	29656	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)
10.	N310DE	Boeing	737-732 (BOEING 737-700)	29665	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)
11.	N708DN	Boeing	777-232LR (BOEING 777-200)	39254	General Electric	GE90-110B1L2 (GE GE90-110B1)
12.	N853NW	Airbus	A330-223 (AIRBUS A330)	0618	Pratt & Whitney	PW4168A (PRATT & WHITNEY PW4000 100)
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. I - 3

SCHEDULE II to
NOTE PURCHASE AGREEMENT
TRUST SUPPLEMENTS
Class A Trust Supplement: Trust Supplement No. 2010-2A, dated as of the Class A Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2010-2A.
Class B Trust Supplement: Trust Supplement No. 2010-2B, dated as of the Class B Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2010-2B.
Amended and Restated Note Purchase Agreement
2010-2B EETC

SCHEDULE III to
NOTE PURCHASE AGREEMENT
REQUIRED TERMS
Equipment Notes
Obligor: The Company
Maximum Principal Amount:
The original principal amount and amortization schedule of the Series A Equipment Notes and the Series B Equipment Notes issued with respect to a Pre-Funded Aircraft shall be as set forth in the following tables:
PRINCIPAL AMOUNTS OF EQUIPMENT NOTES

	Series A Principal	Series B Principal
Aircraft	Amount	Amount	Total
N3731T	$13,567,000	$3,819,000	$17,386,000
N3732J	13,563,000	3,818,000	17,381,000
N3733Z	13,622,000	3,835,000	17,457,000
N3734B	13,504,000	3,802,000	17,306,000
N3735D	13,526,000	3,808,000	17,334,000
N3736C	13,678,000	3,851,000	17,529,000
N544US	8,315,000	2,575,000	10,890,000
N545US	8,435,000	2,612,000	11,047,000
N546US	8,330,000	2,580,000	10,910,000
N547US	8,495,000	2,631,000	11,126,000
N548US	8,510,000	2,635,000	11,145,000
N549US	8,520,000	2,638,000	11,158,000
N6716C	10,690,000	3,010,000	13,700,000
N1608	20,311,000	5,718,000	26,029,000
N1609	20,372,000	5,735,000	26,107,000
N1610D	20,355,000	5,730,000	26,085,000
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-1

AMORTIZATION SCHEDULES
Series A Equipment Notes
Boeing 737-832
N3731T

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078942%
November 23, 2012	4.50264613%
May 23, 2013	4.39814255%
November 23, 2013	4.72327707%
May 23, 2014	4.74945824%
November 23, 2014	4.62184713%
May 23, 2015	4.75246554%
November 23, 2015	4.64227906%
May 23, 2016	4.58939338%
November 23, 2016	4.53558635%
May 23, 2017	4.60572713%
November 23, 2017	4.66100096%
May 23, 2018	10.04738704%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 737-832
N3731T
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-2

Series A Equipment Notes
Boeing 737-832
N3732J

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078817%
November 23, 2012	4.50264691%
May 23, 2013	4.39814200%
November 23, 2013	4.72327656%
May 23, 2014	4.74946546%
November 23, 2014	4.62183883%
May 23, 2015	4.75246627%
November 23, 2015	4.64227678%
May 23, 2016	4.58939763%
November 23, 2016	4.53558210%
May 23, 2017	4.60572882%
November 23, 2017	4.66100420%
May 23, 2018	10.04738627%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 737-832
N3732J
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 737-832
N3733Z

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078990%
November 23, 2012	4.50264278%
May 23, 2013	4.39814271%
November 23, 2013	4.72327852%
May 23, 2014	4.74946410%
November 23, 2014	4.62183967%
May 23, 2015	4.75246660%
November 23, 2015	4.64227720%
May 23, 2016	4.58939950%
November 23, 2016	4.53558215%
May 23, 2017	4.60572603%
November 23, 2017	4.66100426%
May 23, 2018	10.04738658%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-3

Series B Equipment Notes
Boeing 737-832
N3733Z
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 737-832
N3734B

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078643%
November 23, 2012	4.50264366%
May 23, 2013	4.39814870%
November 23, 2013	4.72327459%
May 23, 2014	4.74945942%
November 23, 2014	4.62184538%
May 23, 2015	4.75246594%
November 23, 2015	4.64227636%
May 23, 2016	4.58940314%
November 23, 2016	4.53558205%
May 23, 2017	4.60572423%
November 23, 2017	4.66100415%
May 23, 2018	10.04738596%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 737-832
N3734B
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-4

|
Series A Equipment Notes
Boeing 737-832
N3735D

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078959%
November 23, 2012	4.50264675%
May 23, 2013	4.39814431%
November 23, 2013	4.72327370%
May 23, 2014	4.74946030%
November 23, 2014	4.62183942%
May 23, 2015	4.75246932%
November 23, 2015	4.64228153%
May 23, 2016	4.58939820%
November 23, 2016	4.53557593%
May 23, 2017	4.60572971%
November 23, 2017	4.66100104%
May 23, 2018	10.04739021%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 737-832
N3735D
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-5

Series A Equipment Notes
Boeing 737-832
N3736C

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078520%
November 23, 2012	4.50264659%
May 23, 2013	4.39814300%
November 23, 2013	4.72327826%
May 23, 2014	4.74945899%
November 23, 2014	4.62184530%
May 23, 2015	4.75247112%
November 23, 2015	4.64227226%
May 23, 2016	4.58939903%
November 23, 2016	4.53558269%
May 23, 2017	4.60572452%
November 23, 2017	4.66100307%
May 23, 2018	10.04738997%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 737-832
N3736C
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-251
N544US

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2011	6.00000000%
November 23, 2011	6.00000000%
May 23, 2012	7.00000000%
November 23, 2012	5.00000000%
May 23, 2013	6.00000000%
November 23, 2013	5.00000000%
May 23, 2014	6.00000000%
November 23, 2014	5.00000000%
May 23, 2015	5.50000000%
November 23, 2015	6.50000000%
May 23, 2016	7.00000000%
November 23, 2016	35.00000000%
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-6

Series B Equipment Notes
Boeing 757-251
N544US
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-251
N545US

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2011	6.00000000%
November 23, 2011	6.00000000%
May 23, 2012	7.00000000%
November 23, 2012	5.00000000%
May 23, 2013	6.00000000%
November 23, 2013	5.00000000%
May 23, 2014	6.00000000%
November 23, 2014	5.00000000%
May 23, 2015	5.50000000%
November 23, 2015	6.50000000%
May 23, 2016	7.00000000%
November 23, 2016	35.00000000%
Series B Equipment Notes
Boeing 757-251
N545US
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-251
N546US
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-7

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2011	6.00000000%
November 23, 2011	6.00000000%
May 23, 2012	7.00000000%
November 23, 2012	5.00000000%
May 23, 2013	6.00000000%
November 23, 2013	5.00000000%
May 23, 2014	6.00000000%
November 23, 2014	5.00000000%
May 23, 2015	5.50000000%
November 23, 2015	6.50000000%
May 23, 2016	7.00000000%
November 23, 2016	35.00000000%
Series B Equipment Notes
Boeing 757-251
N546US
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-251
N547US

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2011	6.00000000%
November 23, 2011	6.00000000%
May 23, 2012	7.00000000%
November 23, 2012	5.00000000%
May 23, 2013	6.00000000%
November 23, 2013	5.00000000%
May 23, 2014	6.00000000%
November 23, 2014	5.00000000%
May 23, 2015	5.50000000%
November 23, 2015	6.50000000%
May 23, 2016	7.00000000%
November 23, 2016	35.00000000%
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-8

Series B Equipment Notes
Boeing 757-251
N547US
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-251
N548US

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2011	6.00000000%
November 23, 2011	6.00000000%
May 23, 2012	7.00000000%
November 23, 2012	5.00000000%
May 23, 2013	6.00000000%
November 23, 2013	5.00000000%
May 23, 2014	6.00000000%
November 23, 2014	5.00000000%
May 23, 2015	5.50000000%
November 23, 2015	6.50000000%
May 23, 2016	7.00000000%
November 23, 2016	35.00000000%
Series B Equipment Notes
Boeing 757-251
N548US
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-251
N549US
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-9

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2011	6.00000000%
November 23, 2011	6.00000000%
May 23, 2012	7.00000000%
November 23, 2012	5.00000000%
May 23, 2013	6.00000000%
November 23, 2013	5.00000000%
May 23, 2014	6.00000000%
November 23, 2014	5.00000000%
May 23, 2015	5.50000000%
November 23, 2015	6.50000000%
May 23, 2016	7.00000000%
November 23, 2016	35.00000000%
Series B Equipment Notes
Boeing 757-251
N549US
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 757-232
N6716C

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078578%
November 23, 2012	4.50264733%
May 23, 2013	4.39814780%
November 23, 2013	4.72327409%
May 23, 2014	4.74945744%
November 23, 2014	4.62184284%
May 23, 2015	4.75246960%
November 23, 2015	4.64228251%
May 23, 2016	4.58939196%
November 23, 2016	4.53558466%
May 23, 2017	4.60572498%
November 23, 2017	4.66100094%
May 23, 2018	10.04739008%
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-10

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 757-232
N6716C
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 767-332ER
N1608

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078923%
November 23, 2012	4.50264389%
May 23, 2013	4.39814386%
November 23, 2013	4.72327803%
May 23, 2014	4.74946088%
November 23, 2014	4.62184038%
May 23, 2015	4.75246911%
November 23, 2015	4.64227758%
May 23, 2016	4.58939491%
November 23, 2016	4.53558663%
May 23, 2017	4.60572596%
November 23, 2017	4.66100143%
May 23, 2018	10.04738811%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 767-332ER
N1608
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-11

Series A Equipment Notes
Boeing 767-332ER
N1609

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078834%
November 23, 2012	4.50264579%
May 23, 2013	4.39814451%
November 23, 2013	4.72327705%
May 23, 2014	4.74946004%
November 23, 2014	4.62184371%
May 23, 2015	4.75246908%
November 23, 2015	4.64227371%
May 23, 2016	4.58939721%
November 23, 2016	4.53558315%
May 23, 2017	4.60572845%
November 23, 2017	4.66100039%
May 23, 2018	10.04738857%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 767-332ER
N1609
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Series A Equipment Notes
Boeing 767-332ER
N1610D

Percentage of
Original Principal
Amount to be
Payment Date	Paid
November 23, 2011	0.00000000%
May 23, 2012	1.17078850%
November 23, 2012	4.50264309%
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-12

Percentage of
Original Principal
Amount to be
Payment Date	Paid
May 23, 2013	4.39814788%
November 23, 2013	4.72327684%
May 23, 2014	4.74945714%
November 23, 2014	4.62184230%
May 23, 2015	4.75246868%
November 23, 2015	4.64227954%
May 23, 2016	4.58939818%
November 23, 2016	4.53557848%
May 23, 2017	4.60572832%
November 23, 2017	4.66100221%
May 23, 2018	10.04738885%
November 23, 2018	3.00000000%
May 23, 2019	35.00000000%
Series B Equipment Notes
Boeing 767-332ER
N1610D
The principal amount of each Series B
Equipment Note will be payable in a
single payment on November 23, 2015.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-13

Indenture for Each Pre-Funded Aircraft
Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Indenture Form”)) (x) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 4.95% and (y) for Series B (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 6.75%.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Pre-Funded Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	May 23 and November 23 commencing with the first such date to occur after the issuance of the Equipment Notes with respect to such Pre-Funded Aircraft.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Pre-Funded Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.
Participation Agreement for Each Pre-Funded Aircraft
The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Participation Agreement Form”).
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-14

Prohibited Modifications
1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Pre-Funded Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to the redemption of Series B Equipment Notes and issuance of any new Series B Equipment Notes or the issuance of pass through certificates by any pass through trust that acquires any such new Series B Equipment Notes or to provide for any credit support for any pass through certificates relating to any such new Series B Equipment Notes, as provided in Section 4(a)(v) of the Note Purchase Agreement.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch. III-15

SCHEDULE IV to
NOTE PURCHASE AGREEMENT
INDENTURES, PARTICIPATION AGREEMENTS AND RELATED AMENDMENTS
WITH RESPECT TO FUNDED AIRCRAFT

	Funded Aircraft		First Amendment to		First Amendment to
	(Reg.		Participation	Indenture and	Indenture and
No.	No.)	Participation Agreement	Agreement	Security Agreement	Security Agreement
1.	N591NW	Participation Agreement (N591NW), dated as of December 21, 2010	First Amendment to Participation Agreement (N591NW), dated as of February 14, 2011	Indenture and Security Agreement (N591NW), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N591NW), dated as of February 14, 2011

2.	N592NW	Participation Agreement (N592NW), dated as of December 21, 2010	First Amendment to Participation Agreement (N592NW), dated as of February 14, 2011	Indenture and Security Agreement (N592NW), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N592NW), dated as of February 14, 2011

3.	N593NW	Participation Agreement (N593NW), dated as of December 21, 2010	First Amendment to Participation Agreement (N593NW), dated as of February 14, 2011	Indenture and Security Agreement (N593NW), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N593NW), dated as of February 14, 2011

4.	N378NW	Participation Agreement (N378NW), dated as of December 21, 2010	First Amendment to Participation Agreement (N378NW), dated as of February 14, 2011	Indenture and Security Agreement (N378NW), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N378NW), dated as of February 14, 2011

5.	N811NW	Participation Agreement (N811NW), dated as of December 21, 2010	First Amendment to Participation Agreement (N811NW), dated as of February 14, 2011	Indenture and Security Agreement (N811NW), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N811NW), dated as of February 14, 2011

6.	N917DN	Participation Agreement (N917DN), dated as of December 21, 2010	First Amendment to Participation Agreement (N917DN), dated as of February 14, 2011	Indenture and Security Agreement (N917DN), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N917DN), dated as of February 14, 2011

7.	N918DH	Participation Agreement (N918DH), dated as of December 21, 2010	First Amendment to Participation Agreement (N918DH), dated as of February 14, 2011	Indenture and Security Agreement (N918DH), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N918DH), dated as of February 14, 2011

Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch IV-1

	Funded Aircraft		First Amendment to		First Amendment to
	(Reg.		Participation	Indenture and	Indenture and
No.	No.)	Participation Agreement	Agreement	Security Agreement	Security Agreement
8.	N919DN	Participation Agreement (N919DN), dated as of December 21, 2010	First Amendment to Participation Agreement (N919DN), dated as of February 14, 2011	Indenture and Security Agreement (N919DN), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N919DN), dated as of February 14, 2011

9.	N308DE	Participation Agreement (N308DE), dated as of December 21, 2010	First Amendment to Participation Agreement (N308DE), dated as of February 14, 2011	Indenture and Security Agreement (N308DE), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N308DE), dated as of February 14, 2011

10.	N310DE	Participation Agreement (N310DE), dated as of December 21, 2010	First Amendment to Participation Agreement (N310DE), dated as of February 14, 2011	Indenture and Security Agreement (N310DE), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N310DE), dated as of February 14, 2011

11.	N708DN	Participation Agreement (N708DN), dated as of December 21, 2010	First Amendment to Participation Agreement (N708DN), dated as of February 14, 2011	Indenture and Security Agreement (N708DN), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N708DN), dated as of February 14, 2011

12.	N853NW	Participation Agreement (N853NW), dated as of December 21, 2010	First Amendment to Participation Agreement (N853NW), dated as of February 14, 2011	Indenture and Security Agreement (N853NW), dated as of December 21, 2010	First Amendment to Indenture and Security Agreement (N853NW), dated as of February 14, 2011
Amended and Restated Note Purchase Agreement
2010-2B EETC

Sch IV-2

ANNEX A to
NOTE PURCHASE AGREEMENT
DEFINITIONS
     (a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).
     (i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.
     (ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.
     (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
     (iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.
     (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
     (vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.
     (vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          (b) Definitions.
          “2001-1 Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “2001-1 EETC Financing” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Aircraft” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.
          “Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of November 16, 2000, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).
          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Atlanta, Georgia, Boston, Massachusetts, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.
          “Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
          “Certificates” means the pass through certificates issued by any Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).
          “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Class” means the class of Certificates issued by a Pass Through Trust.
          “Class A Certificates” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Class A Deposit Agreement” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Class A Deposits” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Class A Escrow and Paying Agent Agreement” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Class A Initial Deposits” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Class A Issuance Date” means November 22, 2010.
          “Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class A Pass Through Trust” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Class A Pass Through Trust Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Class A Pass Through Trustee” means the Pass Through Trustee under the Class A Pass Through Trust.
          “Class A Trust Supplement” means the Trust Supplement with respect to the Class A Pass Through Trust.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Class A Underwriters” has the meaning set forth in the eighth recital to the Note Purchase Agreement.
          “Class A Underwriting Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.
          “Class B Certificates” means Certificates issued by any Class B Pass Through Trust (including, without limitation, the Certificates referred to in the fifteenth recital to the Note Purchase Agreement and any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement)).
          “Class B Deposit Agreement” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
          “Class B Deposits” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
          “Class B Escrow and Paying Agent Agreement” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
          “Class B Initial Deposits” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
          “Class B Issuance Date” means February 14, 2011.
          “Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class B Pass Through Trust” means (i) initially, the grantor trust referred to in the fifteenth recital to the Note Purchase Agreement, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of Series B Equipment Notes and issuance of new Series B Equipment Notes.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Class B Pass Through Trust Agreement” has the meaning set forth in fifteenth recital to the Note Purchase Agreement.
          “Class B Pass Through Trustee” means the Pass Through Trustee under the Class B Pass Through Trust.
          “Class B Trust Supplement” means the Trust Supplement with respect to the Class B Pass Through Trust.
          “Class B Underwriter” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.
          “Class B Underwriting Agreement” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.
          “Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.
          “Cut-Off Date” means the earlier of:
     (a) the day after the Delivery Period Termination Date; and
     (b) the date on which a Triggering Event occurs.
     “Delivery Period Termination Date” means the earlier of:
     (c) October 31, 2011; and
     (d) the date on which Equipment Notes issued with respect to all of the Pre-Funded Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Deposit Agreements” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.
          “Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, The Bank of New York Mellon, a New York banking corporation.
          “Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Deposits” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
          “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.
          “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.
          “Escrow and Paying Agent Agreements” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
          “Existing Financing” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.
          “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “First Amendment to Indenture” means, with respect to each Funded Aircraft, the First Amendment to Indenture listed on Schedule IV relating to such Funded Aircraft.
          “First Amendment to Participation Agreement” means, with respect to each Funded Aircraft, the First Amendment to Participation Agreement listed on Schedule IV relating to such Funded Aircraft.
          “Funded Aircraft” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
          “holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.
          “Indenture” means, with respect to a Funded Aircraft, the Indenture and Security Agreement listed on Schedule IV with respect to such Funded Aircraft and, with respect to a Pre-Funded Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Pre-Funded Aircraft shall have been subjected, in each case as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Initial Deposits” has the meaning set forth in the seventeenth recital to the Note Purchase Agreement.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Class A Issuance Date, among the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent, as amended by the Intercreditor Agreement Amendment, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
          “Intercreditor Agreement Amendment” has the meaning set forth in the twenty-first recital to the Note Purchase Agreement.
          “Liquidity Facilities” means, collectively, the Class A Liquidity Facility and the Class B Liquidity Facility.
          “Liquidity Providers” means, collectively, the Class A Liquidity Provider and the Class B Liquidity Provider.
          “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached.
          “Notice of Purchase Withdrawal” with respect to each Deposit Agreement, has the meaning set forth in Section 2.3(a) of such Deposit Agreement.
          “Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, each Escrow and Paying Agent Agreement, each Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.
          “Original Note Purchase Agreement” has the meaning set forth in the second recital to the Note Purchase Agreement.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Participation Agreement” means, with respect to a Funded Aircraft, the Participation Agreement listed on Schedule IV with respect to such Funded Aircraft and, with respect to a Pre-Funded Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Pre-Funded Aircraft, in each case as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Pass Through Trust” means each of the separate grantor trusts that have been or will be created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Agreements.
          “Pass Through Trust Agreement” means each of the Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Pass Through Trustee” means the trustee under each Pass Through Trust Agreement, together with any successor in interest and any successor or other trustee appointed as provided in such Pass Through Trust Agreement.
          “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.
          “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
          “Pre-Funded Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

Rating Agencies with respect to the Class A Certificates and the Class B Certificates will be Moody’s and Standard & Poor’s.
          “Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.
          “Register” means, with respect to the Class A Certificates, the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Class A Pass Through Trust and, with respect to the Class B Certificates, the register maintained pursuant to Section 7.12 of the Basic Pass Through Trust Agreement and Section 9.03 of the Class B Trust Supplement with respect to the Class B Pass Through Trust.
          “Replacement Deposit Agreement” means, for each Class of Certificates, a deposit agreement substantially in the form of the replaced Deposit Agreement for such Class of Certificates as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to such Class of Certificates in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.
          “Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.
          “Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.
          “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.
          “Short-Term Rating” means, for any entity, (a) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.
          “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
          “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
          “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
          “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.
          “Trust Supplements” means (i) those certain agreements supplemental to the Basic Pass Through Trust Agreement referred to in Schedule II to the Note Purchase Agreement and (ii) in the case of any Class B Certificates, if issued in connection with any subsequent redemption of any Series B Equipment Notes and issuance of new Series B Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class B Certificates, (b) the issuance of such Class B Certificates representing fractional undivided interests in the Class B Pass Trough Trust is authorized and (c) the terms of such Class B Certificates are established.
          “Underwriters” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

          “Underwriting Agreement” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.
          “Unencumbered Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “United States” means the United States of America.
          “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Annex A to
Amended and Restated Note Purchase Agreement
2010-2B EETC

EXHIBIT A to
NOTE PURCHASE AGREEMENT
FORM OF FUNDING NOTICE
FUNDING NOTICE
Dated as of [__________]
To each of the addressees listed
      in Schedule A hereto

Re:	Funding Notice in accordance with Note Purchase
Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement, dated as of February 14, 2011, among Delta Air Lines, Inc. (the “Company”), U.S Bank Trust National Association, as Class A Pass Through Trustee (as defined therein) (the “Class A Pass Through Trustee”) and Class B Pass Through Trustee (as defined therein) (the “Class B Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.
     Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:
(1)	The Funding Date of the Aircraft shall be [_________];

(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the respective Pass Through Trustees referred to below (each, a “Pass Through Trustee”), on the Funding Date, in connection with the financing of such Aircraft is as follows:
(a)	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[__________]; and
Amended and Restated Note Purchase Agreement
2010-2B EETC

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[__________].
     The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A-1 hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.
     The Company hereby instructs the Class B Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [___________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A-2 hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.
     The Company hereby instructs each Pass Through Trustee to (i) purchase the Equipment Notes of the related series in an amount set forth with respect to such Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.
     The Company hereby instructs each Pass Through Trustee to (a) enter into the Participation Agreement (N[____]) dated as of [__________] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and each Pass Through Trustee, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as are required thereby.
Yours faithfully,
Delta Air Lines, Inc.

By:
Name:
Title:
Amended and Restated Note Purchase Agreement
2010-2B EETC

Schedule A to
Funding Notice
U.S. Bank Trust National Association, as
     Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Reference: Delta Air Lines 2010-2 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717
U.S. Bank Trust National Association, as
     Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2010-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
U.S. Bank National Association, as
     Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2010-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
The Bank of New York Mellon, as
      Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2010-2 EETC
Telephone: (212) 815-4812
Facsimile: (212) 815-5704
Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Betsy Snyder
Reference: Delta Air Lines 2010-2 EETC
Telephone: (212) 438-7811
Facsimile: (212) 438-7820
Amended and Restated Note Purchase Agreement
2010-2B EETC

Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
Attention: Jonathan Root, Vice President — Senior Analyst
     Airlines, Municipal Solid Waste, Shipping Sectors
Reference: Delta Air Lines 2010-2 EETC
Telephone: (212) 553-1672
Facsimile: (212) 298-6481
Amended and Restated Note Purchase Agreement
2010-2B EETC

Schedule B to
Funding Notice
Aircraft
One Boeing [Model] aircraft bearing U.S. Registration Mark ________ and manufacturer’s serial number ____ together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers _____ and ____.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Schedule C to
Funding Notice
Equipment Notes

Relevant Pass	Series of Equipment		Original Principal
Through Trustee	Notes	Equipment Note No.	Amount
Class A Pass Through Trustee	Series 2010-2A-N _____	No. A-__	$ ___________

Class B Pass Through Trustee	Series 2010-2B-N____	No. B-__	$ ___________
Amended and Restated Note Purchase Agreement
2010-2B EETC

Annex A to
Funding Notice
WITHDRAWAL CERTIFICATE
(Class [A][B])
U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2010-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Ladies and Gentlemen:
          Reference is made to the Escrow and Paying Agent Agreement (Class [A][B]), dated as of [November 22, 2010] [February 14, 2011] (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at The Bank of New York Mellon, as Depositary, 101 Barclay Street, Floor 8W, New York, New York 10286, attention: Corporate Finance, Mary Miselis, Vice President, Reference: Delta Air Lines 2010-2 EETC, telephone: (212) 815-4812, facsimile: (212) 815-5704.
          Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours, U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee
By:
Name:
Title:

Dated: As of [__________ __, 20__]
Amended and Restated Note Purchase Agreement
2010-2B EETC

Exhibit A-1 to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2010-2A EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class A) dated as of November 22, 2010 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].
The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Delta Air Lines, Inc. at [          ]] [the Pass Through Trustee at [          ]]1 on [_________], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [__________ __, 20___]

[1]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of Delta.
Amended and Restated Note Purchase Agreement
2010-2B EETC

Exhibit A-2 to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2010-2B EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class B) dated as of February 14, 2011 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].
The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Delta Air Lines, Inc. at [          ]] [the Pass Through Trustee at U.S. Bank Trust National Association, Wilmington, Delaware, [          ]]2 on [_________], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [__________ __, 20___]

[2]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of Delta.
Amended and Restated Note Purchase Agreement
2010-2B EETC

EXHIBIT B to
NOTE PURCHASE AGREEMENT
FORM OF PARTICIPATION AGREEMENT
[Filed separately as Exhibit 4.9]
Amended and Restated Note Purchase Agreement
2010-2B EETC

EXHIBIT C to
NOTE PURCHASE AGREEMENT
FORM OF INDENTURE
[Filed separately as Exhibit 4.10]
Amended and Restated Note Purchase Agreement
2010-2B EETC